UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 27, 2006
                                                 -------------------------------

                              GSAMP Trust 2006-HE8
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                         (Exact name of issuing entity)


                          GS Mortgage Securities Corp.
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              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
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               (Exact name of sponsor as specified in its charter)



      Delaware                   333-132809-45                    13-3387389
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation              File Number               Identification No.
         of Depositor)              of Issuing Entity)           of Depositor)

85 Broad Street, New York, New York                               10004
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(Address of principal executive offices of depositor)           (Zip Code)


Depositor's telephone number, including area code      (212) 902-1000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
           ------------

      On December 27, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2006-HE8 Mortgage Pass-Through Certificates, Series 2006-HE8 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as a servicer, Avelo Mortgage, L.L.C., as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, The Bank of New York Trust Company, National Association, as a custodian, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $973,578,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of December 27, 2006, by and between the Company and the Underwriter.

      The Class B-1, Class B-2, Class X and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of December 27, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of December 1, 2006, by and among GS Mortgage Securities Corp., as depositor, Litton Loan Servicing LP, as a servicer, Avelo Mortgage, L.L.C., as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, The Bank of New York Trust Company, National Association, as a custodian, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee.

Exhibit 10.1 Representations and Warranties Agreement, dated as of December 27, 2006, by and between Goldman Sachs Mortgage Company and GS Mortgage Securities Corp. (included as Exhibit S to Exhibit
                  4).

Exhibit 10.2 ISDA Master Agreement, dated as of December 27, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap and cap provider, and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.3 Schedule to the Master Agreement, dated as of December 27, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap and cap provider, and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.4 Confirmation, dated December 20, 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the cap provider, Goldman Sachs Mortgage Company, L.P., and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.5 Confirmation, dated December 20, 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Wells Fargo Bank, N.A., the securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.6 Assignment, Assumption and Recognition Agreement, dated December 27, 2006, by and among Goldman Sachs Mortgage Company, Aames Capital Corporation and GS Mortgage Securities Corp. (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.7 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2006, by and between Aames Capital Corporation and Goldman Sachs Mortgage Company (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.8 Assignment, Assumption and Recognition Agreement, dated December 27, 2006, by and among Goldman Sachs Mortgage Company, Decision One Mortgage Company, LLC and GS Mortgage Securities Corp. (included as part of Exhibit Z to Exhibit 4).

Exhibit 10.9 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between Decision One Mortgage Company, LLC and Goldman Sachs Mortgage Company (included as part of Exhibit Z to Exhibit 4).

Exhibit 10.10 Assignment, Assumption and Recognition Agreement, dated December 27, 2006, by and among Goldman Sachs Mortgage Company, First Horizon Home Loan Corporation and GS Mortgage Securities Corp. (included as part of Exhibit AA to Exhibit
                  4).

Exhibit 10.11 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between First Horizon Home Loan Corporation and Goldman Sachs Mortgage Company (included as part of Exhibit AA to Exhibit 4).

Exhibit 10.12 Assignment, Assumption and Recognition Agreement, dated December 27, 2006, by and among Goldman Sachs Mortgage Company, NovaStar Mortgage, Inc. and GS Mortgage Securities Corp. (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.13 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between NovaStar Mortgage, Inc. and Goldman Sachs Mortgage Company (included as part of Exhibit BB to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 24, 2007                    GS MORTGAGE SECURITIES CORP.


                                          By:    /s/ Michelle Gill
                                              --------------------------------
                                              Name:  Michelle Gill
                                              Title: Vice President

                              INDEX TO EXHIBITS
                              -----------------

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------

     1                    Underwriting Agreement, dated as of         (E)
                          December 27, 2006, by and between GS
                          Mortgage Securities Corp., as
                          depositor and Goldman, Sachs & Co.,
                          as underwriter.

     4                    Pooling and Servicing Agreement,            (E)
                          dated as of December 1, 2006, by and
                          among GS Mortgage Securities Corp.,
                          as depositor, Litton Loan Servicing
                          LP, as a servicer, Avelo Mortgage,
                          L.L.C., as a servicer, Wells Fargo
                          Bank, N.A., as securities
                          administrator and as master servicer,
                          The Bank of New York Trust Company,
                          National Association, as a custodian,
                          U.S. Bank National Association, as a
                          custodian, Deutsche Bank National
                          Trust Company, as a custodian and
                          LaSalle Bank National Association, as
                          trustee.

    10.1                  Representations and Warranties              (E)
                          Agreement, dated as of December 27,
                          2006, by and between Goldman Sachs
                          Mortgage Company and GS Mortgage
                          Securities Corp. (included as Exhibit
                          S to Exhibit 4).

    10.2                  ISDA Master Agreement, dated as of          (E)
                          December 27, 2006, by and between
                          Goldman Sachs Mitsui Marine
                          Derivatives Products, L.P., the swap and cap provider, and Wells Fargo Bank, N.A., the securities administrator
                          (included as part of Exhibit X to
                          Exhibit 4).

    10.3                  Schedule to the Master Agreement,           (E)
                          dated as of December 27, 2006, by and
                          between Goldman Sachs Mitsui Marine
                          Derivatives Products, L.P., the swap and cap provider, and Wells Fargo Bank, N.A., the securities administrator
                          (included as part of Exhibit X to
                          Exhibit 4).

    10.4                  Confirmation, dated December 20,            (E)
                          2006, by and among Goldman Sachs
                          Capital Markets, L.P., Goldman Sachs
                          Mitsui Marine Derivatives Products,
                          L.P., the cap provider, Goldman
                          Sachs Mortgage Company, L.P., and
                          Wells Fargo Bank, N.A., the
                          securities administrator (included as
                          part of Exhibit X to Exhibit 4).

    10.5                  Confirmation, dated December 20,            (E)
                          2006, by and among Goldman Sachs
                          Capital Markets, L.P., Goldman Sachs
                          Mitsui Marine Derivatives Products,
                          L.P., the swap provider, Goldman Sachs
                          Mortgage Company, L.P., and Wells
                          Fargo Bank, N.A., the securities
                          administrator (included as part of
                          Exhibit X to Exhibit 4).

    10.6                  Assignment, Assumption and                  (E)
                          Recognition Agreement, dated December
                          27, 2006, by and among Goldman Sachs
                          Mortgage Company, Aames Capital
                          Corporation and GS Mortgage
                          Securities Corp. (included as part of
                          Exhibit Y to Exhibit 4).

    10.7                  Flow Mortgage Loan Purchase and             (E)
                          Warranties Agreement, dated as of
                          April 1, 2006, by and between Aames
                          Capital Corporation and Goldman Sachs
                          Mortgage Company (included as part of
                          Exhibit Y to Exhibit 4).

    10.8                  Assignment, Assumption and                  (E)
                          Recognition Agreement, dated December
                          27, 2006, by and among Goldman Sachs
                          Mortgage Company, Decision One
                          Mortgage Company, LLC and GS Mortgage
                          Securities Corp. (included as part of
                          Exhibit Z to Exhibit 4).

    10.9                  Flow Mortgage Loan Purchase and             (E)
                          Warranties Agreement, dated as of May
                          1, 2006, by and between Decision One
                          Mortgage Company, LLC and Goldman
                          Sachs Mortgage Company (included as
                          part of Exhibit Z to Exhibit 4).

    10.10                 Assignment, Assumption and                  (E)
                          Recognition Agreement, dated December
                          27, 2006, by and among Goldman Sachs
                          Mortgage Company, First Horizon Home
                          Loan Corporation and GS Mortgage
                          Securities Corp. (included as part of
                          Exhibit AA to Exhibit 4).

    10.11                 Flow Mortgage Loan Purchase and             (E)
                          Warranties Agreement, dated as of May
                          1, 2006, by and between First Horizon
                          Home Loan Corporation and Goldman
                          Sachs Mortgage Company (included as
                          part of Exhibit AA to Exhibit 4).

    10.12                 Assignment, Assumption and                  (E)
                          Recognition Agreement, dated December
                          27, 2006, by and among Goldman Sachs
                          Mortgage Company, NovaStar Mortgage,
                          Inc. and GS Mortgage Securities Corp.
                          (included as part of Exhibit BB to
                          Exhibit 4).

    10.13                 Flow Mortgage Loan Purchase and             (E)
                          Warranties Agreement, dated as of May
                          1, 2006, by and between NovaStar
                          Mortgage, Inc. and Goldman Sachs
                          Mortgage Company (included as part of
                          Exhibit BB to Exhibit 4).